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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                       --------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 6, 2001



                             CONSECO FINANCE CORP.
                     CONSECO FINANCE SECURITIZATIONS CORP.
          ----------------------------------------------------------


         Delaware              (333-92315/333-92315-01)          41-1807858
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(State or other jurisdiction          (Commission               (IRS employer
     of incorporation)                file number)           identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:        (651) 293-3400
                                                     --------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)

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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           --------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ---------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

                                       2
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.  Description
               -----------  -----------

                  99.1 Information with respect to certain manufactured housing installment loan agreements transferred to the trust formed in connection with the Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-3, issued by Conseco Finance Securitizations Corp., as Seller, and Conseco Finance Corp., as Servicer and Originator.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONSECO FINANCE SECURITIZATIONS CORP.


                                  By: /s/ Keith A. Anderson
                                      -----------------------------------
                                      Keith A. Anderson
                                      Senior Vice President and Treasurer
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                               INDEX TO EXHIBITS

EXHIBIT NUMBER
--------------
    99.1 Information with respect to certain manufactured housing installment loan agreements transferred to the trust formed in connection with the Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-3, issued by Conseco Finance Securitizations Corp., as Seller, and Conseco Finance Corp., as Servicer and Originator.